Exhibit 10.1

SECOND AMENDMENT

TO REVOLVING CREDIT AGREEMENT

This    SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT(this “Amendment”) is made and entered into as of January 21, 2022 (the “Effective Date”), by and among INVESCO REIT OPERATING PARTNERSHIP LP, a Delaware limited partnership (“Borrower”), INVESCO REAL ESTATE INCOME TRUST INC., a Maryland corporation (“Parent”), and the Subsidiary Guarantors party hereto, as guarantors (“Guarantors” and together with Borrower and Parent, the “Loan Parties”), BANK OF AMERICA, N.A., as Administrative Agent (“Administrative Agent”) and Letter of Credit Issuer, and the lenders from time to time party hereto (the “Lenders”).

RECITALS

A.    The Loan Parties, Administrative Agent and the Lenders have entered into that certain Revolving Credit Agreement dated as of January 22, 2021, as amended by that certain Waiver and First Amendment to Revolving Credit Agreement dated as of March 25, 2021 (as the same may be further amended, modified, supplemented, or restated from time to time, the “Credit Agreement”).

B.    The Loan Parties have requested an increase in the Commitments and that Administrative Agent and the Lenders agree to certain other amendments to the Credit Agreement.

C.    Administrative Agent and the Lenders are willing to amend the Credit Agreement by this Amendment to reflect such modifications and amendments, subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual promises herein contained, and for other good and valuable consideration, the parties hereto agree as follows:

1.    DEFINED TERMS. Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement (as amended hereby) shall have the meaning assigned to such term in the Credit Agreement.

2.    AMENDMENTS TO CREDIT AGREEMENT. Subject to Section 4 hereof, on and as of the Effective Date, the Credit Agreement is hereby amended as follows:

a.    Section 1.01 of the Credit Agreement is amended to amend and restate the following definitions to read in their entity as follows:

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.

“Unencumbered Properties Borrowing Base” means an amount equal to:

(a) the lesser of:

(i)    the amount that would result in the Borrowing Base Leverage Ratio to be equal to or less than (A) 65%, if calculated prior to the first anniversary of the Closing Date and (B) 60% on and following the date that is the first anniversary of the Closing Date; provided that, at the time of determination, so long as the Subscription Agreement remains in full force and effect and the Release Date has not occurred, the percentage set forth in clause (i)(A) above shall be utilized to calculate the Borrowing Base Leverage Ratio through and including the Initial Maturity Date; and

(ii)    the amount that would result in the Unsecured Debt Yield to be equal to or less than (A) 8%, if calculated prior to January 22, 2023 and (B) 9% on and after January 22, 2023; provided that, at the time of determination, so long as the Subscription Agreement remains in full force and effect and the Release Date has not occurred, the percentage set forth in clause (ii)(A) above shall be utilized to calculate the Unsecured Debt Yield through and including the Initial Maturity Date; minus

(b)    the aggregate amount of any Recourse Debt (to the extent permitted to be incurred hereunder);

provided that, if the Initial Maturity Date is extended as provided in Section 2.13 but the Release Date has not yet occurred, the Unencumbered Properties Borrowing Base after the Initial Maturity Date shall be calculated using the percentages set forth in clauses (a)(i)(B) and (a)(ii)(B) set forth above; and

provided further that, following the Release Date, for purposes of determining (x) the amount of Unencumbered Asset Value used to calculate the Borrowing Base Leverage Ratio in clause (a)(i) of the definition of Unencumbered Properties Borrowing Base and (y) the amount of Unencumbered NOI used to calculate the Unsecured Debt Yield in clause (a)(ii) of the definition of Unencumbered Properties Borrowing Base, the amount attributable to:

(1) any individual Unencumbered Property shall not exceed 30%;

(2) any single tenant shall not exceed 30%;

(3)    the aggregate Unencumbered Asset Value of all Unencumbered Properties in any single Metropolitan Statistical Area shall not exceed 30% in the aggregate;

(4)    Unencumbered Properties that are owned by Subsidiaries of Borrower that are not Wholly-Owned Subsidiaries shall not exceed (I) 50% in the aggregate, if calculated on or prior to January 22, 2023 and (II) 25% in the aggregate at all times thereafter;

(5)    Unencumbered Properties that are owned by Subsidiaries of Borrower in which Borrower owns, directly or indirectly, less than 95% of the issued and outstanding Equity Interests shall not exceed (I) 10% in the aggregate, if calculated on or prior to January 22, 2023 and (II) 25% in the aggregate at all times thereafter; and

(6)    Unencumbered Properties that are subject to Acceptable Ground Leases shall not exceed 25% in the aggregate.

b.    Section 1.01 of the Credit Agreement is amended to insert the following definition in appropriate alphabetical order to read in its entity as follows:

“Rescindable Amount” has the meaning as defined in Section 2.11(b)(ii).

c.    Section 2.11(b)(ii) of the Credit Agreement is amended and restated to read in its entirety as follows:

(ii) Payments by Borrower; Presumptions by Administrative Agent. Unless Administrative Agent shall have received notice from Borrower prior to the date on which any payment is due to Administrative Agent for the account of the Lenders or L/C Issuer hereunder that Borrower will not make such payment, Administrative Agent may assume that Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or L/C Issuer, as the case may be, the amount due. In such event, if Borrower has not in fact made such payment, then each of the Lenders or L/C Issuer, as the case may be, severally agrees to repay to Administrative Agent forthwith on demand the amount so distributed to such Lender or L/C Issuer, in immediately available funds with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to Administrative Agent, at the greater of the Federal Funds Rate and a rate determined by Administrative Agent in accordance with banking industry rules on interbank compensation.

With respect to any payment that Administrative Agent makes for the account of the Lenders or L/C Issuer hereunder as to which Administrative Agent determines (which determination shall be conclusive absent manifest error) that any of the following applies (such payment referred to as the “Rescindable Amount”): (1) Borrower has not in fact made such payment; (2) Administrative Agent has made a payment in excess of the amount so paid by Borrower (whether or not then owed); or (3) Administrative Agent has for any reason otherwise erroneously made such payment; then each of the Lenders or L/C Issuer, as the case may be, severally agrees to repay to Administrative Agent forthwith on demand the Rescindable Amount so distributed to such Lender or L/C Issuer, in immediately available funds with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to Administrative Agent, at the greater of the Federal Funds Rate and a rate determined by Administrative Agent in accordance with banking industry rules on interbank compensation.

A notice of Administrative Agent to any Lender or Borrower with respect to any amount owing under this subsection (b) shall be conclusive, absent manifest error.

d.    A new Section 12.13 of the Credit Agreement is inserted in appropriate numerical order to read in its entirety as follows:

12.13 Recovery of Erroneous Payments. Without limitation of any other provision in this Credit Agreement, if at any time Administrative Agent makes a payment hereunder in error to any Lender or L/C Issuer (the “Credit Party”), whether or not in respect of an Obligation due and owing by Borrower at such time, where such payment is a Rescindable Amount, then in any such event, each Credit Party receiving a Rescindable Amount severally agrees to repay to Administrative Agent forthwith on demand the Rescindable Amount received by such Credit Party in immediately available funds in the currency so received, with interest thereon, for each day from and including the date such Rescindable Amount is received by it to but excluding the date of payment to Administrative Agent, at the greater of the Federal Funds Rate and a rate determined by Administrative Agent in accordance with banking industry rules on interbank compensation. Each Credit Party irrevocably waives any and all defenses, including any “discharge for value” (under which a creditor might otherwise claim a right to retain funds mistakenly paid by a third party in respect of a debt owed by another) or similar defense to its obligation to return any Rescindable Amount. Administrative Agent shall inform each Credit Party promptly upon determining that any payment made to such Credit Party comprised, in whole or in part, a Rescindable Amount.

e.    Schedule 2.01 of the Credit Agreement is amended and restated in its entirety to read as set forth on Schedule 2.01 hereto.

3.    INCREASING LENDERS. Subject to the terms and conditions set forth herein, each Lender hereby agrees to increase its Commitment on the Effective Date to equal the amount set forth opposite such Lender’s name on Schedule 2.01 attached hereto.

4.    EFFECTIVENESS OF AMENDMENT. The effectiveness of this Amendment is subject to satisfaction of the following conditions precedent:

a.    Amendment. Administrative Agent shall have received this Amendment, duly executed and delivered by the Loan Parties, Administrative Agent, the Letter of Credit Issuer and each Lender party hereto;

b.    LIBOR Transition Amendment. Administrative Agent shall have received a LIBOR Transition Amendment in form and substance acceptable to Administrative Agent, duly executed and delivered by the Loan Parties, Administrative Agent, the Letter of Credit Issuer and each Lender.

c.    Certificate. Administrative Agent shall have received a certificate of each Loan Party dated as of the date hereof signed by a Responsible Officer of such Loan Party (i) certifying and attaching the resolutions adopted by such Loan Party approving or consenting to this Amendment, and (ii) in the case of Borrower, certifying that, before and after giving effect to such increase, (A) the representations and warranties contained in Article VIII of the Credit Agreement and the other Loan Documents are true and correct on and as of the Increase Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that the representations and warranties contained in subsections (a) and (b) of Section 8.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to subsections (a), (b) and (c) respectively, of Section 9.01 of the Credit Agreement, and (B) no Default exists;

d.    Representations and Warranties. The representations and warranties set forth herein shall be true and correct;

e.    No Default. No Default or Event of Default shall have occurred and be continuing or would result from giving effect to this Amendment; and

f.    Fees. Payment by Borrower of all fees and other amounts due and payable on or prior to the date hereof, including, to the extent invoiced, reimbursement or payment of all reasonable and documented expenses required to be reimbursed or paid by Borrower hereunder, including, without limitation, the fees and disbursements invoiced through the date hereof of Administrative Agent’s special counsel, Haynes and Boone, LLP.

5.    REPRESENTATIONS AND WARRANTIES. Each Loan Party hereby represents and warrants to Administrative Agent, the Lenders, and the Letter of Credit Issuer as follows as of the date hereof and after giving effect to this Amendment:

a.    Due Authorization and Enforceability. It has the partnership, limited liability company or corporate power, as applicable, and requisite authority to execute this Amendment. Such Loan Party is duly authorized to, and has taken all partnership, limited liability company or corporate action, as applicable, necessary to authorize each of them to execute, deliver, and perform its respective obligations under this Amendment. This Amendment, when executed and delivered by it, shall constitute its legal, valid and binding obligation, and is enforceable against it in accordance with the terms hereof, subject to Debtor Relief Laws and equitable principles.

b.    Credit Agreement. The representations and warranties contained in Section 8 of the Credit Agreement are true and correct in all material respects on and as of the Effective Date (except to the extent of changes in facts and circumstances that have been disclosed to Administrative Agent in writing and do not constitute an Event of Default or Default and except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date and except that for purposes of this Section 5(b), the representations and warranties contained in Section 8.05 of the Credit Agreement shall be deemed to refer to the most recent financial statements furnished pursuant to clauses (a) through (c), respectively, of Section 9.01 of the Credit Agreement).

c.    No Event of Default. After giving effect to this Amendment, no Event of Default or Default has occurred and is continuing on the date hereof or will result from the amendments, waivers, consent or releases contemplated herein.

d.    No Amendments. There has been no amendment to any of the Organization Documents of any Loan Party since the latest delivery thereof by each Loan Party to Administrative Agent.

e.    Conditions. The conditions set forth in Section 2.14 of the Credit Agreement have been satisfied as of the date hereof.

6.     MISCELLANEOUS.

a.    No Other Amendments; Effect on Credit Agreement. After giving effect to the Amendments, the terms of the Credit Agreement and all other Loan Documents shall remain in full force and effect as amended or otherwise modified hereby and are hereby ratified and confirmed. Each Loan Party hereby ratifies, confirms and agrees that, after giving effect to the Amendments and: (i) the Credit Agreement, the Note, the Loan Documents or any of the other documents or actions referred to herein or therein shall continue to be binding against each party thereto and remain in full force and effect; (ii) all guaranties and assurances granted, conveyed, assigned or otherwise in favor of Administrative Agent under the Loan Documents are not released, reduced, or otherwise adversely affected by this Amendment and continue to guarantee and assure full payment and performance of the present and future Obligations; and (iii) the Collateral Documents executed and delivered by any of the Loan Parties shall continue to secure, in the manner and to the extent provided therein, the payment and performance of the Obligations under the Credit Agreement. Nothing contained in this Amendment shall constitute an amendment or waiver of any right, power or remedy of Administrative Agent, any Lender, or any Letter of Credit Issuer under the Credit Agreement or any other Loan Document or applicable law, and Administrative Agent, the Lenders, and the Letter of Credit Issuers each hereby reserve all rights and remedies that each or any of them have or may have under the Credit Agreement, each other Loan Document and any other agreement, document or instrument identified in any of the foregoing or otherwise executed in connection therewith or in connection with the transactions contemplated thereby.

b.    Limitation on Agreements. The Amendment set forth herein are limited precisely as written and shall not be deemed: (i) to be an amendment to or consent under or waiver of any other term or condition in the Credit Agreement or any of the other Loan Documents or release of any Collateral; (ii) constitute a course of dealing by or among the Loan Parties, Administrative Agent, any Lender, or the Letter of Credit Issuer; or (iii) to prejudice any right or rights which Administrative Agent, any Lender, or the Letter of Credit Issuer now has or may have in the future under, or in connection with, the Credit Agreement or any of the Loan Documents, each as amended hereby, or any of the other documents referred to herein or therein.

c.    Effect of this Amendment. From and after the Effective Date, all references in the Credit Agreement or the Loan Documents to the Credit Agreement or any such Loan Document shall be deemed to be references to the Credit Agreement or such Loan Document, as applicable, after giving effect to this Amendment and each reference to “hereof,” “hereunder,” “herein” or “hereby”

and each other similar reference and each reference to “this Credit Agreement” and each other similar reference contained in the Credit Agreement or any such Loan Document shall from and after the date hereof refer to the Credit Agreement or such Loan Document, as applicable, as amended hereby.

d.    Headings. The Section headings in this Amendment are inserted for convenience of reference only and shall not affect the meaning or interpretation of this Amendment or any provision hereof.

e.    Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one document. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or electronic mail shall be effective as delivery of a manually executed counterpart of this Amendment.

f.    Loan Document. This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the Credit Agreement.

g.    Governing Law. Pursuant to Section 5-1401 of the New York General Obligations Law, the substantive laws of the State of New York, without regard to the choice of law principles that might otherwise apply, shall govern the validity, construction, enforcement and interpretation of this Amendment.

h.    Electronic Record. This Amendment may be in the form of an Electronic Record (and may be delivered by e-mail or facsimile) and may be executed using Electronic Signatures (including, without limitation, facsimile and .pdf) and shall be considered an original, and shall have the same legal effect, validity and enforceability as a paper record. This Amendment may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same letter agreement. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by Bank of America, N.A. of a manually signed paper Communication which has been converted into electronic form (such as scanned into pdf format), or an electronically signed Communication converted into another format, for transmission, delivery and/or retention. For purposes hereof, (a) “Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time and (b) “Communication” shall mean this Amendment and any document, amendment, approval, consent, information, notice, certificate, request, statement, disclosure or authorization related to this Amendment.

i.    ENTIRETIES. THE LOAN AGREEMENT AS AMENDED BY THIS AMENDMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES ABOUT THE SUBJECT MATTER OF THE LOAN AGREEMENT AS AMENDED BY THIS AMENDMENT AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.

SIGNATURE PAGES FOLLOW.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

LOAN PARTIES:

BORROWER:

INVESCO REIT OPERATING PARTNERSHIP LP, a Delaware limited partnership

By:	Invesco Real Estate Income Trust Inc., a Maryland corporation, its general partner

By:	/s/ Jason W. Geer
	Name:	Jason W. Geer
	Title:	Vice President - Transaction Services

Signature Page to

Second Amendment to

Revolving Credit Agreement

PARENT GUARANTOR:

INVESCO REAL ESTATE INCOME TRUST
INC., a Maryland corporation

By:	/s/ Jason W. Geer
	Name:	Jason W. Geer
	Title:	Vice President - Transaction Services

Signature Page to

Second Amendment to

Revolving Credit Agreement

SUBSIDIARY GUARANTORS:

5201 INDUSTRY OWNER, LP,
a Delaware limited partnership

By:	5201 Industry Owner GP, LLC, a Delaware limited liability company, its general partner

By:	/s/ Jason W. Geer
	Name:	Jason W. Geer
	Title:	Vice President and Secretary

13034 EXCELSIOR OWNER, LP,
a Delaware limited partnership

By:	13034 Excelsior Owner GP, LLC, a Delaware limited liability company, its general partner

By:	/s/ Jason W. Geer
	Name:	Jason W. Geer
	Title:	Vice President and Secretary

9805 WILLOWS OFFICE, LLC,
a Delaware limited liability company

By:	Invesco REIT Operating Partnership LP, a Delaware limited partnership, its sole member

By:	Invesco Real Estate Income Trust Inc., a Maryland corporation, its general partner

By:	/s/ Jason W. Geer
	Name:	Jason W. Geer
	Title:	Vice President - Transaction Services

Signature Page to

Second Amendment to

Revolving Credit Agreement

CORTONA RESIDENCES, LLC,
a Delaware limited liability company

By:	Invesco REIT Operating Partnership LP, a Delaware limited partnership, its sole member

By:	Invesco Real Estate Income Trust Inc., a Maryland corporation, its general partner

By:	/s/ Jason W. Geer
	Name:	Jason W. Geer
	Title:	Vice President - Transaction Services

SALEM NORTH SELF STORAGE OWNER, LLC

By:	/s/ Jason W. Geer
	Name:	Jason W. Geer
	Title:	Vice President and Secretary

SALEM SOUTH SELF STORAGE OWNER, LLC

By:	/s/ Jason W. Geer
	Name:	Jason W. Geer
	Title:	Vice President and Secretary

SALEM WEST SELF STORAGE OWNER, LLC

By:	/s/ Jason W. Geer
	Name:	Jason W. Geer
	Title:	Vice President and Secretary

Signature Page to

Second Amendment to

Revolving Credit Agreement

SOUTH LOOP STORAGE OWNER, LP

By:	South Loop Storage Owner GP, LLC, its general partner

By:	/s/ Jason W. Geer
	Name:	Jason W. Geer
	Title:	Vice President and Secretary

SOUTH LOOP STORAGE OWNER GP, LLC

By:	/s/ Jason W. Geer
	Name:	Jason W. Geer
	Title:	Vice President and Secretary

MIDWEST INDUSTRIAL INVESTORS, LLC

By:	/s/ Jason W. Geer
	Name:	Jason W. Geer
	Title:	Vice President and Secretary

MIDWEST INDUSTRIAL MEMBER, LLC

By:	/s/ Jason W. Geer
	Name:	Jason W. Geer
	Title:	Vice President and Secretary

MIDWEST INDUSTRIAL MANAGER, LLC

By:	/s/ Jason W. Geer
	Name:	Jason W. Geer
	Title:	Vice President and Secretary

Signature Page to

Second Amendment to

Revolving Credit Agreement

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A.,
as Administrative Agent, the Letter of Credit Issuer and a Lender

By:	/s/ Matthew R. Lohr
Matthew R. Lohr, Vice President

Signature Page to

Second Amendment to

Revolving Credit Agreement

SCHEDULE 2.01

COMMITMENTS AND APPLICABLE PERCENTAGES

Lender	Commitment	Applicable Percentage
Bank of America, N.A.	$150,000,000.00	100.000000000%

Total	$150,000,000.00	100.000000000%